Exhibit 10.6

TRUST RECEIPT #5-9-07-2

The undersigned (hereinafter called the “TRUSTEE”) hereby acknowledges receipt from AUTO FINANCE CENTER OF AMERICA, INC. in Madison Heights, Michigan (hereinafter called “ENTRUSTER”) or from a third party on behalf of or at the direction of the ENTRUSTER of the goods designated below or for and in consideration of the present advance of new value as evidence by the Promissory Note of the TRUSTEE made to the ENTRUSTER in the amount of such advance of even date, herewith payable on demand, does acknowledge and agree that a security interest in said goods has been and is granted and exists and will continue to exist and retain in favor of the ENTRUSTER.

Year/ Make	Model	Stock #	Vin #	Actual Cost	Floor Plan
93 Buick	Park Ave	73R	1G4CW53LXP1632096	2000.00	2000.00
92 Mercury	Sable	196R	1MELM5049PA635111	1500.00	1500.00
93 Mercury	Sable	196R	1MELM50UXNG656060	1500.00	1500.00
94 Ford	F250	300	2FTHF26H5RCA44186	6400.00	6400.00
95 Pontiac	Grand Prix	533R	1G2WJ52M9SF274743	2425.00	2425.00
94 GMC	Jimmy	761R	1GKDT13W2R0513458	700.00	700.00
96 Ford	Econoline	0340723	1FTEE14Y0THA00213	2101.00	2101.00
90 Ford	F350	0340798	1FDKF37H8LNA72832	6700.00	6700.00
98 Eagle	Talon	0360305T	4E3AK44Y4WE027888	800.00	800.00
01 Ford	Focus	0361003	3FAFP31361R170791	3775.00	3775.00
					27901.00

The TRUSTEE agrees to hold said goods, together with all accessories, attachments and equipment, as a component part thereof, in trust for the ENTRUSTER for the purpose solely of selling or exchanging them, or of procuring there their sale or exchange in the ordinary course of the TRUSTEE’S trade.

The Trust Receipt has been executed and delivered pursuant to and in furtherance of a certain Security Agreement Trust Receipt hereto for executed and delivered by the undersigned (therein referred to as the DEBTOR) to and in favor of AUTO FINANCE CENTER OF AMERICA INC (therein referred to as the SECURED PARTY), and all the terms and conditions of said Agreement are incorporated herein by reference, made a part of the Trust Receipt and shall apply to the property above described and the proceeds thereof and to the duties and obligations of the Debtor in connection therewith.

Dated: May 11, 2007.

Witnesses:	Keith Bullard’s Auto Liquidation Center, Inc.

/s/ Mark R. Horvath	By:	/s/ Keith Bullard
	Its:	Vice President